UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 20, 2022

COLUMBIA CARE INC.

(Exact Name of Registrant as specified in its charter)

British Columbia	000-56294	98-1488978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 Fifth Ave., 24th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 634-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual general meeting of shareholders of Columbia Care Inc., (the “Company”) held virtually at 11:00 a.m. (Toronto time) on September 20, 2022 (the “Meeting”), the Company’s shareholders voted on the following proposals, which are described in detail in the Company’s definitive proxy statement and information circular filed with the United States Securities and Exchange Commission on August 29, 2022 (the “Circular”): (i) to elect nine (9) directors to serve on the Company’s board of directors until the next annual meeting of shareholders or until their successors are duly elected or appointed (“Proposal 1”), and (ii) to re-appoint Davidson & Company LLP as the auditor of the Company to hold office until the next annual meeting of shareholders and to authorize the directors of the Company to fix the auditor’s remuneration (“Proposal 2”).

Set forth below are the final voting results with respect to each of the proposals acted upon at the Meeting, including the number of votes cast for and against (or withheld), and the number of abstentions and broker non-votes with respect to each such proposal.

Proposal 1: Election of Directors

At the Meeting, each of the following nine (9) nominees were elected to serve on the Company’s board of directors until the next annual meeting of shareholders or until their successors are duly elected or appointed, by a vote held by ballot in respect of each nominee as follows:

Directors	FOR	WITHHELD	BROKER NON-VOTES
Nicholas Vita	115,340,138	4,632,880	25,722,069
Michael Abbott	112,854,970	7,118,048	25,722,069
Frank Savage	114,522,688	5,450,330	25,722,069
James A.C. Kennedy	118,891,321	1,081,697	25,722,069
Jonathan P. May	119,079,350	893,668	25,722,069
Jeff Clarke	119,069,317	903,701	25,722,069
Alison Worthington	119,308,625	664,393	25,722,069
Julie Hill	119,335,770	637,248	25,722,069
Philip Goldberg	116,870,341	3,102,677	25,722,069

Proposal 2: Re-appointment of Auditor

At the Meeting, the shareholders voted to re-appoint Davidson & Company LLP as the auditor of the Company to hold office until the next annual meeting of shareholders and to authorize the directors of the Company to fix the auditor’s remuneration, by a vote held by ballot as follows:

FOR	AGAINST	ABSTAIN
145,490,237	125,102	79,748

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA CARE INC.

By:	/s/ Nicholas Vita
Name:	Nicholas Vita
Title:	Chief Executive Officer

Date: September 22, 2022